Exhibit 99.16

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

J.P. Morgan Acceptance Corporation II

383 Madison Avenue

New York, New York 10179

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, which were agreed to by J.P. Morgan Acceptance Corporation II (the “Company”) and J.P. Morgan Securities LLC (together with the Company, the “Specified Parties”) related to their evaluation of certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of J.P. Morgan Mortgage Trust 2020-INV1, Mortgage Pass-Through Certificates, Series 2020-INV1 (the “Transaction”).

The information set forth on the Statistical Loan File (as defined below) is the responsibility of the Company. The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report. Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On February 3, 2020, representatives of the Company provided us a mortgage loan listing with respect to 1,353 mortgage loans (the “Mortgage Loan Listing”). At your instruction, we randomly selected 278 mortgage loans from the Mortgage Loan Listing (the “Sample Loans”).

Additionally, on February 3, 2020, representatives of the Company provided us with a computer generated mortgage loan data file and related record layout containing data with respect to each of the 1,353 mortgage loans set forth on the Mortgage Loan Listing (the “Statistical Loan File”).

At your instruction, we performed certain comparisons and recomputations for each of the Sample Loans relating to the mortgage loan characteristics (the “Characteristics”) set forth on the Statistical Loan File and indicated below.

Characteristics

1.          Loan number (for control purposes only)

2.          Origination date

3.          Loan type (fixed or adjustable)

4.          Balloon indicator (yes/no)

5.          Negative amortization indicator (yes/no)

6.          Original principal balance

7.          Interest rate

8.          Monthly P&I payment*

9.          First payment date

10.       Original term to maturity

11.       Property city

12.       Property state

13.       Property zip code

14.       Prepayment penalty term (if applicable)

15.       Interest only term (if applicable)

16.       Occupancy status

17.       Self-employment flag

18.       Property type

19.       Appraisal report date

20.       Appraised value

21.       Loan purpose

22.       Sales price (if applicable)

23.       Borrower Score 1

24.       Borrower Score 2 (if applicable)

25.       Borrower Score 3 (if applicable)

26.       Co-Borrower Score 1 (if applicable)

27.       Co-Borrower Score 2 (if applicable)

28.       Co-Borrower Score 3 (if applicable)

29.       Current qualifying credit score

30.       Lien position

31.       Junior lien balance (if applicable)

32.       Primary mortgage insurance company (if applicable)

33.       Primary mortgage insurance level (if applicable)

34.       Original loan-to-value ratio

35.       Combined loan-to-value ratio

36.       Pledged collateral amount (if applicable)

37.       Modification indicator (yes or no)

38.       Modification date**

*	For non-interest only loans only
**	For Sample Loans that are modified loans and not a Recast Loan (as defined below) only

We compared Characteristic 2. to the corresponding information set forth on or derived from the respective Fixed Rate Note (the “Note”); Characteristics 3. through 13. to the Note, “Automatic Loan Payment Agreement” (if applicable) or the “Modification Agreement” (if applicable); Characteristic 14. to the Note or Prepayment Penalty Rider (collectively, the “Prepayment Penalty Rider”); Characteristic 15. to the Note or Interest Only Addendum (collectively, the “Interest Only Addendum”); Characteristics 16. and 17. to the Residential Loan Application or Uniform Underwriting and Transmittal Summary (collectively, the “Application”); Characteristics 18. through 20. to the Uniform Residential Appraisal Report (the “Appraisal Report”); Characteristic 21. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “first-time home purchase,” “other-than-first-time home purchase” or “construction to permanent”) to the Application and Settlement Statement or Closing Disclosure (collectively, the “Settlement Statement”); Characteristic 22. (for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File, indicated a “first-time home purchase” or “other-than-first-time home purchase”) to the Settlement Statement; Characteristics 23. through 28. to the “Credit Report”; Characteristic 29. to a query provided to us by the Company on February 3, 2020 (the “Current Qualifying Credit Score Query”); Characteristics 30. and 31. to the Junior Lien Note, Settlement Statement, Uniform Underwriting and Transmittal Summary, Subordination Agreement, Title Report or Loan Approval Summary (collectively, the “Lien Summary”); Characteristics 32. and 33. to the Uniform Underwriting and Transmittal Summary or Primary Mortgage Insurance Certificate (collectively, the “PMI Certificate”); Characteristic 36. to the “Pledged Collateral Agreement”; and Characteristics 37. and 38. to the corresponding information set forth on or derived from the Modification Agreement.

Further, with respect to Characteristic 21., for those Sample Loans for which the “loan purpose” field appearing on the Statistical Loan File indicated a “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation,” “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate,” “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out,” we (i) observed that there is no “sales price” indicated on the Settlement Statement and (ii) recalculated the “Amount to the Borrower” as the difference between (a) the original principal balance (as set forth on the Note) and (b) the sum of (1) the unpaid principal balance of the refinanced first mortgage loan, (2) the unpaid principal balance of any “secondary financing” relating to the subject property and (3) settlement charges relating to the subject mortgage loan (each as set forth on the Settlement Statement). At the Company’s instruction, for Sample Loans not originated by United Shore Financial Services (“United Shore”) or Stonegate Mortgage Corporation (“Stonegate”) (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the greater of (i) $2,000 or (ii) 2% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not. For Sample Loans originated by United Shore or Stonegate (as set forth on the Statistical Loan File), we assumed that the loan purpose is (a) a “cash-out refinance” if the Amount to the Borrower was greater than or equal to the lesser of (i) $5,000 or (ii) 1% of the original principal balance (as set forth on the Note) and (b) a “rate and term refinance” to the extent that it was not.

With respect to Characteristic 34., we recomputed the original loan-to-value ratio by dividing (a) the original principal balance (as set forth on the Note) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement), the lesser of (i) the appraised value (as set forth on or derived from the Appraisal Report) and (ii) sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

With respect to Characteristic 35., we recomputed the combined loan-to-value ratio by dividing (a) the sum of (i) the original principal balance (as set forth on the Note) and (ii) the senior or junior lien balance, if any, (as set forth on the Lien Summary) by either (b) in the case of a “first-time home purchase” or “other-than-first-time home purchase” (as determined from the Application and Settlement Statement ), the lesser of (x) the appraised value (as set forth on or derived from the Appraisal Report) and (y) the sales price (as set forth on the Settlement Statement) or (c) in the case of a “rate and term refinance,” “cash-out refinance” or “construction to permanent” (as determined above or from the Application and Settlement Statement), the appraised value (as set forth on or derived from the Appraisal Report).

At your instruction, for purposes of such comparisons:

•	with respect to Characteristic 2., differences of thirty days or less are deemed to be “in agreement;”

•	with respect to Characteristic 8., differences of $0.01 or less are deemed to be “in agreement;”

•	with respect to Characteristic 18., a property type indicated on the Statistical Loan File, as “Condo, High Rise (5+ stories)” or “Condo, Low Rise (4 or fewer stories)” and “Condominium” (as indicated on the Appraisal Report) are deemed to be “in agreement;”

•	with respect to Characteristic 18., a “planned unit development” property with HOA fees of less than $100 a month (as set forth on the Appraisal Report) is deemed to be “in agreement” with a “single family detached (non-PUD)” property (as set forth on Statistical Loan File);

•	with respect to Characteristics 18., 19. and 20. and for the recalculations of Characteristics 34. and 35., for those Sample Loans for which the Company provided us with two or more Appraisal Reports, we were instructed by the Company to use the Appraisal Report with the most recent appraisal date, except for those Sample Loans where each such Appraisal Report indicated an appraisal date less than 30 days from the origination date (as set forth on the Note), we were instructed by the Company to use the Appraisal Report with the lowest appraised value;

•	with respect to Characteristic 20. and for recalculations of Characteristics 34. and 35., for those Sample Loans not originated by Broker Solutions, Inc. (“Broker Solutions”), United Shore or Stonegate (as set forth on the Statistical Loan File), for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within six months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report);

•	with respect to Characteristic 21., for those Sample Loans where we observed a “sales price” indicated on the Settlement Statement, we compared a loan purpose of (i) “first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) reside in the property and (b) has no ownership interest in a principal residence during the three-year period preceding the date of Application and (ii) “other-than-first-time home purchase,” to the corresponding information set forth on the Statistical Loan File, if the respective Application indicates the borrower and co-borrower (if applicable) will (a) not reside in the property and/or (b) has ownership interest in a principal residence during the three-year period preceding the date of Application;

•	with respect to Characteristic 21., a loan purpose indicated on the Statistical Loan File as (i) “Cash Out: Other/Multipurpose/Unknown purpose,” “Cash Out: Home Improvement/Renovation” or “Cash Out: Debt Consolidation—Proceeds used to pay off existing loans other than loans secured by real estate” and “cash-out refinance” (as determined herein) are deemed to be “in agreement” and (ii) “Rate/Term Refinance - Borrower Initiated” or “Limited Cash-Out” and “rate and term refinance” (as determined herein) are deemed to be “in agreement;”

•	with respect to our comparison of Characteristic 31., differences of $100 or less are deemed to be “in agreement;”

•	with respect to Characteristic 34., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified an original loan-to-value ratio less than or equal to 80% and our recomputed original loan-to-value ratio was greater than 80%. Further, for Sample Loans originated by Broker Solutions, United Shore or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the original loan-to-value ratio;

•	with respect to Characteristic 35., differences of 1.0% or less are deemed to be “in agreement,” except to the extent that the Statistical Loan File identified a combined loan-to-value ratio less than or equal to 100% and our recomputed combined loan-to-value ratio was greater than 100%. Further, for Sample Loans originated by Broker Solutions, United Shore or Stonegate (as set forth on the Statistical Loan File) for which the Company provided us with an Appraisal Report with a prior purchase date (as set forth on the Appraisal Report) within 12 months of the origination date (as set forth on the Note), we were instructed to use the lesser of (a) the appraised value (as set forth on the Appraisal Report) or (b) the prior sales price (as set forth on the Appraisal Report) for purposes of our recalculation of the combined loan-to-value ratio; and

•	with respect to Characteristic 37., for those Sample Loans where we observed the existence of a Modification Agreement, we compared a modification indicator of (i) “no” to the corresponding information set forth on the Statistical Loan File, if the respective Modification Agreement indicates (a) a modification that reduces the monthly P&I payment of such Sample Loan and (b) the interest rate and “maturity date” set forth on the Modification Agreement is in agreement with the Note (a “Recast Loan”) and (ii) “yes” to the corresponding information set forth on the Statistical Loan File, if such Sample Loan is not a Recast Loan.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.” We were not requested to perform and we did not perform any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and make no representations concerning the accuracy or completeness of any of the information contained therein. In certain instances, our procedures were performed using data imaged facsimiles or photocopies of the Loan Documents. In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments and reflect the current prevailing terms with respect to the corresponding Sample Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix A. Supplemental information is contained on Appendix B.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Loan File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned information, assumptions or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events or circumstances occurring after the date of this report.

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or conclusion, respectively, on the accompanying information. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

February 12, 2020

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 12, 2020.

In applying our agreed-upon procedures as outlined above, we observed the following:

Exception Description Number	Exception Description
1	One difference for property type.
2	One difference for Borrower Score 1.
3	One difference for Borrower Score 2.
4	One difference for Borrower Score 3.
5	One difference for Co-Borrower Score 1.
6	One difference for Co-Borrower Score 2.
7	One difference for Co-Borrower Score 3.

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated February 12, 2020

Supplemental Information Related to the Findings Set Forth on Appendix A

Exception Description Number	Sample Loan Number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on or derived from the Loan Documents

1	301418706	Property type	3 Family	2 Family
2	301526436	Borrower Score 1	709	708
3	301509896	Borrower Score 2	725	751
4	301418726	Borrower Score 3	765	764
5	301418339	Co-Borrower Score 1	795	794
6	301514184	Co-Borrower Score 2	756	759
7	301418768	Co-Borrower Score 3	793	791

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.